Exhibit 99.1

Wachovia Securities 5th Annual Pipeline/MLP Conference 2006 Frank Semple, President and Chief Executive Officer Nancy Buese, Chief Financial Officer December 5, New York City

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest.Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, distributions, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties, which are identified below and further discussed in the attached Appendix to this Presentation, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations and financial condition, include:Fluctuations and volatility of natural gas, NGL product and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of EBITDA and Distributable Cash Flow. We define EBITDA as net income or loss before interest; provision for income taxes; and depreciation and amortization expense. EBITDA is not a measure of performance calculated in accordance with GAAP, and (ii) should not be considered in isolation or as a substitute for net income, income from operations or cash flow as reflected in our financial statements. EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that EBITDA provides additional and useful information to our investors for trending, analyzing and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and EBITDA is net income. Please see the Appendix for our calculations of EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

MARKWEST
Energy Partners, L.P.

MarkWest - Two Public Companies

MarkWest Hydrocarbon, Inc.

- Ticker — MWP (AMEX)
- 11.95 million shares outstanding
- Price (11/24/06) — $38.55
- Market cap (11/24/06) — $461 million
  - Key assets:
    - 2.47 million units in MWE
    - 89.7% of MWE General Partner
    - Gas and natural gas liquid marketing
- No debt outstanding

Owns 16.7% of

MarkWest Energy Partners, L.P.

- Ticker — MWE (AMEX)
- 16.2 million units outstanding
- Price (11/24/06) — $55.00
- Market cap (11/24/06) — $891 million
- LT Debt: $500 million
- Key assets:
  - Southwest
    - East Texas gathering system & processing plant
    - Oklahoma gathering and processing systems
    - Lateral pipelines to power plants
    - 19 gathering systems
  - Gulf Coast
    - Javelina Processing Facility
    - Starfish Pipeline Company
  - Northeast
    - Largest gas processor in Appalachia
    - Plant and pipelines — western Michigan

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Wachovia Pipeline/MLP Conference 2006

MWE Business Strategy Distribution Goal: MarkWest Energy’s goal is to achieve 10% annual distribution growth for our limited unitholders Optimize existing assets Low cost, high return expansions of existing assets High-quality, strategic acquisitions Secure long-term, fee-based contracts Best of class operations and customer service

Strategic Acquisitions Drive Growth



Foss Lake Gathering System
- Acquired December 2003
- 167 miles of gathering pipeline
- Gas processing plant
- 90 MMcf/d capacity

Carthage Gathering & Processing System
- Acquired July 2004
- 230 miles of gathering pipeline
- 350 MMcf/d capacity
- 200 MMcf/d processing plant in service January 1, 2006

Michigan Crude Oil Pipeline and Natural Gas System
- Acquired December 2003
- Crude oil pipeline
- 250-mile intrastate pipeline
- 90-mile natural gas pipeline
- Gas processing plant
- Niagaran Reef production

Lubbock Lateral System
- Acquired September 2003
- 68-mile gas pipeline
- 100 MMcf/d capacity

Appalachia
- 5 processing plants with 352 MMcf/d capacity
- NGL fractionation plant
- 136-mile NGL pipeline
- 11 MM gallon NGL storage facility

Pinnacle Gathering Systems
- Acquired March 2003
- 17 gas gathering systems
- 3 lateral gas pipelines

Javelina Company
- Acquired November 2005
- Gas processing, fractionation and transportation facilities

Starfish Pipeline Company
- Acquired March 2005
- Offshore gas gathering systems
- West Cameron dehydration

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Wachovia Pipeline/MLP Conference 2006

($ in millions) ($ in millions) Expansion Projects$100 million in organic growth projects since IPO with $143 million currently targeted for 2006Assets Continue to Deliver Expansion Opportunities 2002 2003 2004 2005 2006E 2007P $0 $2 $29 $69 $143 $179 Acquisitions $794 million in acquisitions since IPO $111$243$4402002200320042005

Nine Months Ended 9/30/06 Net Operating Margin By Geographic Region By Contract Type * Keep-whole exposure largely offset by long natural gas position derived from POI and natural gas contracts. Diversified Operations Gulf Coast 30% E.Texas 36% Oklahoma 19% Gulf Coast 28% E. Texas 33% Appalachia 13% Oklahoma 15% Michigan 4% Other Southwest 7% Keep Whole 13% POI & Natural Gas 17% POP & NGL 40% Fee Based 30%

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc 2006 Customer Satisfaction Survey

MarkWest Announces Newfield Gathering Contract 15 year agreement with renewal option Gathering system will cover 200 square miles in four counties of Arkoma Basin Downstream interstate pipeline takeaway capacity will be > 500 MMcf/d with multiple outlets Fee based gathering, compression, dehydration and treating Capital expenditure forecast: $175MM by end of 2007 Up to $350MM through 2011 Key Attributes of the gathering system: A 16-inch high-pressure backbone Low pressure header system with multiple large compressor stations, providing maximum reliability Treating plants Newfield Woodford Shale Play

Newfield Expands Projected Well Count Drilling Schedule Potentially Reach 322 Horizontal Wells per Year Newfield could expand to 322 wells per year by 2009 as shown in this slide from their presentation at the September 5 Lehman Brothers conference

Proven Results Since MWE IPO IPO Present Unit Price $20.50 $55.00 +168% Annualized Distribution $2.00 $3.88 +94% EBITDA(1) $11.0 million $159.0 million +1345% Total Assets$85.9 million $1,062.0 million 1136% From year ended December 31, 2002 to twelve months ended Sept 30, 2006, pro forma for Javelina acquisition. 1136%

Thirteen Distribution Increases Since IPO 94% Distribution Growth since IPO (15.5% CAGR) 2002 2003 2004 2006 2005 Common Unit Distributions $0.00$0.10$0.20$0.30$0.40$0.50$0.60$0.70$0.80$0.90$1.00Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3

Active hedging policy to mitigate commodity price risk Target 60% – 70% fee-based and hedged Hedging time horizon is 36 months Forecasted 2006 Operating Margin Adjusted for Hedging Activity Risk Management Program *Includes Foss Lake and Woodford and assumes Ethane recovery Product Units Long / (Short) Positions* 2007% 2008% 2009 % Natural Gas Mmbtu/day (2,000) - 0% - 0% - 0% NGLs Bbl/day 6,000 4,090 68% 2,940 49% 2,925 49% (barrels of Oil Equivalents) Ethylene MLbs/day 105 - 0% - 0% - 0% Propylene Bbl/day 190 - 0% - 0% - 0% ProductUnitsLong / (Short) Positions* 2007%2008%2009%Natural GasMmbtu/day(2,000)-0%-0%-0%NGLsBbl/day6,0004,09068%2,94049%2,92549%(barrels of Oil Equivalents)EthyleneMLbs/day105-0%-0%-0%PropyleneBbl/day190-0%-0%-0%Keep-Whole8%Natural Gas11%Fee34%Hedged24%NGL23%

Expansion Capex Summary Oklahoma East Texas Javelina Well connects $3mm Other Expansion $2mm ANR connection $4mm Centerpoint $7mm Misc. expansion $3mm Devon SC 3rd station $4mm Appleby $8mm Misc. Expansion $1mm New Well connects $1.5mm SPS CEM pipeline & meter $1.5mm C5 enhancement $11.5mm Citgo residue pipeline $1.6mm 2006 Base Plan 2007 Preliminary Plan Other Southwest 2007 Preliminary Plan $126Woodford$14East Texas$12Other SW$9Oklahoma$13Javelina$51Woodford$22East Texas$22Other SW$20Oklahoma$13Starfish$10Appalachia$5Javelina

MWE Capital Structure ($ in millions)ActualSept 30, 2006ProForma to Follow-on Debt OfferingCash30.6$ 50.6$ Credit Facility54.7-6-7/8% Senior Notes due 2014225.0225.08-1/2% Senior Notes due 2016200.0275.0Total Debt479.7$ 500.0$ Partners' Capital455.2455.2Total Capitalization934.9$ 955.2$ LTM EBITDA (1)164.4$ 164.4$ Total Debt / Capitalization51.3%52.3%Total Debt / LTM EBITDA2.9x3.0xLTM EBITDA / Cash Interest Expense3.0x3.0x(1)EBITDA calculated in accordance with Credit Facility covenants

MWE Distribution Coverage 3 Months Ended 9/30/069 Months Ended 9/30/06($ in millions)Net income30.0$ 57.9$ Plus:Depreciation and amortization12.034.6Other(4.7)(0.8)Less:Sustaining capital expenditures(0.5)(1.5)Distributable cash flow (DCF)36.8$ 90.2$ Actual distributions paid$20.3$52.6DCF / Actual distribution coverage ratio1.8x1.7xUnits outstanding16.2million

Strategic and growing midstream position with high-quality assets Ranked #1 in customer satisfaction Stable cash flows Experienced management team Successful track record of growth History of completing accretive acquisitions Demonstrated ability to capitalize on organic growth opportunities Investment Highlights

Investor Relations 866-858-0482 www.markwest.com 1515 Arapahoe St., Tower 2, Suite 700, Denver CO 80202

Appendix - Reconciliation of EBITDA to Net Income ($ in millions) 12 months ended 9/30/2006 EBITDA 159.0 Javelina pro-forma adjustment (6.3) DD&A (43.8) Interest expense (40.5) Amortization of deferred financing costs (13.0) Income before Texas margin tax 55.4 Texas margin tax (0.7) Net Income 54.8 $

Appendix - Distributable Cash Flow ($ in millions)Nine monthsThree monthsendedendedSeptember 30,September 30,20062006Net Income57.9$ 30.0$ Depreciation, amortization and accretion34.612.0Amortization of deferred financing costs7.76.1Non-cash earnings from unconsolidated affiliates(3.2)(1.1)Contributions to unconsolidated affiliatesnet of expansion capital expenditures(6.6)(1.2)Non-cash compensation expense9.05.8Non-cash derivative activity(7.7)(14.4)Other(0.2)0.1Sustaining capital expenditures(1.5)(0.5)Distributable cash flow90.2$ 36.8$